SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

February 15, 2013

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53974	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 NW Corporate Blvd, Suite 220
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

   (561) 210-5349

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On February 15, 2013, the registrant dismissed Lake & Associates CPA’s LLC (“Lake”) of Boca Raton, Florida, as their registered independent public accountant.  On the same day, the registrant engaged Liggett, Vogt & Webb, P.A. (“Liggett”) as its new registered independent public accountant.

b.

For the years ended December 31, 2011 and 2010, Lake’s report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to the audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to dismiss Lake and to engage Liggett was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the years ended December 31, 2011 and 2010, and including its review of financial statements of the quarterly periods through September 30, 2012 there have been no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lake would have caused them to make reference thereto in their report on the financial statements.  For the interim period through February 15, 2013 (the date of dismissal), there have been no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lake would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Lake to respond fully to any inquiries of Liggett.

f.

During the years ended December 31, 2011 and 2010 and the interim period through February 15, 2013, there have been no reportable events between the registrant and Lake as set forth in Item 304(a)(1)(iv) of Regulation S-K

g.

The registrant provided a copy of the foregoing disclosures to Lake prior to the date of the filing of this report and requested that Lake furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On February 15, 2013, the registrant engaged Liggett, Vogt & Webb, P.A as its new registered independent public accountant.  During the year ended December 31, 2012 and 2011 and prior to February 15, 2013 (the date of the new engagement), we did not consult with Liggett regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Liggett, in either case where written or oral advice provided by Liggett would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

d.

Exhibits

16.1 – Letter from Lake & Associates CPA’s LLC dated February 20, 2013, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities, Inc.

By:      /s/ Lindsey Perry

Lindsey Perry

Chief Executive Officer

Chief Financial Officer

Dated:  February 20, 2013